Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION                                           COMPUWARE [LOGO]
---------------------------------------------------------------
Corporate Headquarters
ONE CAMPUS MARTIUS o DETROIT, MICHIGAN 48226
(313) 227-7300

For Immediate Release

May 5, 2005

                  Compuware Earns 20 Cents Per Share in FY `05,
                       Up More Than 53 Percent From FY `04

DETROIT--May 5, 2005--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its fourth quarter and fiscal year ended March 31, 2005.

"Compuware produced a sound fiscal year with full-year earnings increasing more than 53 percent and operating cash flow of more than $240 million," said Compuware Chairman and CEO Peter Karmanos, Jr. "For fiscal 2006, I expect Compuware to again increase earnings by at least 50 percent, resulting in 30 to 35 cents in EPS. I also expect that Compuware will continue to generate strong operating cash flow of more than $200 million in fiscal 2006."

Fiscal Year 2005 Results

During the fiscal year ended March 31, 2005, revenues were $1.23 billion. Net income was $76.5 million for fiscal 2005, increasing from $49.8 million in fiscal 2004. Earnings per share (diluted computation) were 20 cents, compared to 13 cents in fiscal 2004, based upon 388.5 million and 384.6 million shares outstanding, respectively.

During fiscal 2005, software license fees were $305.2 million, up from $296.6 million in the prior fiscal year. Maintenance revenue was $425.3 million in fiscal 2005, up from $408.2 million in fiscal 2004. Professional services fees for fiscal year 2005 were $501.3 million.

Fourth Quarter Fiscal 2005 Results

Compuware reports fourth quarter net income of $26.7 million on revenues of $318.8 million. Earnings per share (diluted computation) were seven cents, based upon 389.2 million shares outstanding.

During the company's fourth quarter, software license fees were $86.4 million. Maintenance fees were $108.4 million during the quarter, and fourth quarter revenue from professional services was $124.0 million.

Fourth Quarter Fiscal Year 2005 Highlights

During the fourth quarter, Compuware:

      o Entered into a software, services and technology relationship with IBM and settled all outstanding litigation between the enterprises. According to the agreement, IBM will enter into license and

                                     -MORE-

Page 2
Compuware Earns 20 Cents Per Share in FY `05,Up More Than 53 Percent From FY `04 May 5, 2005

            maintenance arrangements for $140 million of Compuware software over four years and offer to purchase $260 million of Compuware services over four years.

      o Announced it was evaluated for its vision and its ability to execute in the application quality marketplace by leading technology analyst firm Gartner. The Gartner Application Quality Ecosystem, published in March 2005, positions Compuware in the "Leaders" quadrant in the Application Quality Ecosystem Magic Quadrant, 2005: Leaders and Challengers report.

      o Was again named to the "Top 30 Companies for Executive Women" list sponsored by the National Association for Female Executives.

      o Announced the release of the latest new version of its IT governance solution, Compuware Changepoint, which delivers the industry's broadest integrated IT governance and management capabilities through integrations across Compuware's development, quality and service management offerings.

      o Announced a strategic partnership with CAST, whereby Compuware will integrate and resell CAST Quality Assessment Suite as a complement to the Compuware Application and Reliability Solution (CARS), which is Compuware's comprehensive approach to Quality Management.

      o Along with SteelTrace, Ltd., announced that the companies had combined their industry-leading solutions for model-driven development and requirements definition/management. This means that Compuware OptimalJ and SteelTrace Catalyze are now integrated to fully leverage requirements management information throughout the application development life cycle.

      o Announced the general availability of two new DevPartner products--Compuware DevPartner Fault Simulator and Compuware DevPartner SecurityChecker. These products significantly extend the DevPartner product line's longstanding advisory capability to deliver a broader and deeper view into application quality issues, enabling project teams to establish best practices for building quality software across the application development life cycle.

      o Announced new support for Java with Compuware DevPartner Java Edition 3.3, a suite of productivity and profiling tools that speeds the deployment of reliable, high-performance Java applications and components.

      o Released Compuware OptimalJ 3.3, which extends OptimalJ's automation capabilities to further speed development, simplify legacy reuse through service-enablement and ease development team collaboration.

      o Unveiled Compuware Vantage Analyzer for J2EE, a significant extension to the Compuware Vantage service management solution that helps IT operations staff deliver higher levels of service to their business at lower cost. Specifically, customers running enterprise Java applications can now use Compuware Vantage to more quickly identify and isolate performance and availability problems.

      o Announced the general availability of CARS 5.0, which introduces Quality Governance(TM). CARS 5.0 optimizes a quality assurance organization's ability to deliver reliable business applications that provide

                                     -MORE-

Page 3
Compuware Earns 20 Cents Per Share in FY `05,Up More Than 53 Percent From FY `04 May 5, 2005

            maximum business value through the implementation of effective governance models and includes integration with Compuware Changepoint.

      o Introduced Compuware Strobe 3.2 and Compuware iStrobe 2.1, new versions of its application performance management solution.

      o Released enhancements to the automated functional and performance testing suites, Compuware QACenter Enterprise Edition and Compuware QACenter Performance Edition.

      o Announced enhancements to the Compuware File-AID product line, which help IT organizations save time and reduce the level of complexity associated with generating confidential test data without exposing sensitive customer information.

      o Inaugurated, along with Wipro Technologies, a dedicated Center of Excellence that will provide training and Proofs-of-Concept on Compuware's automated testing and service management solutions for the Wipro Interop Solutions Horizontal.

      o Announced it would host a data privacy webinar titled "Implementing Data Privacy Assurance in the Application Testing Environment" in April.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Press Contact:

Lisa Elkin, Vice President, Communications and Investor Relations, 313-227-7345, lisa.elkin@compuware.com

Certain statements in this press release and announcement may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                             AS OF MARCH 31,
                                    ASSETS             -------------------------
                                                          2005           2004
                                                       ----------     ----------
CURRENT ASSETS:
  Cash and cash equivalents                            $  497,687     $  454,916
  Investments                                             299,715        149,654
  Accounts receivable, net                                448,611        452,057
  Deferred tax asset, net                                  35,726         32,460
  Income taxes refundable, net                             32,609         33,946
  Prepaid expenses and other current assets                24,369         19,976
  Building - held for sale                                 19,702
                                                       ----------     ----------
          Total current assets                          1,358,419      1,143,009
                                                       ----------     ----------

INVESTMENTS                                                69,169        162,484
                                                       ----------     ----------

PROPERTY AND EQUIPMENT, LESS
  ACCUMULATED DEPRECIATION
  AND AMORTIZATION                                        418,241        444,401
                                                       ----------     ----------

CAPITALIZED SOFTWARE, LESS
  ACCUMULATED AMORTIZATION                                 54,043         45,489
                                                       ----------     ----------

OTHER:
  Accounts receivable                                     248,686        198,742
  Deferred tax asset, net                                   1,804         28,628
  Goodwill                                                293,391        213,359
  Other                                                    34,465         26,597
                                                       ----------     ----------
          Total other assets                              578,346        467,326
                                                       ----------     ----------

TOTAL ASSETS                                           $2,478,218     $2,262,709
                                                       ==========     ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                     $   36,439     $   35,298
  Accrued expenses                                        168,600        188,279
  Deferred revenue                                        373,157        302,804
                                                       ----------     ----------
          Total current
            liabilities                                   578,196        526,381

DEFERRED REVENUE                                          364,270        300,664

ACCRUED EXPENSES                                           19,597         22,073
                                                       ----------     ----------
          Total liabilities                               962,063        849,118
                                                       ----------     ----------

SHAREHOLDERS' EQUITY:
  Common stock                                              3,884          3,853
  Additional paid-in capital                              744,747        722,206
  Retained earnings                                       757,597        681,115
  Foreign currency translation
    adjustment                                              9,927          6,417
                                                       ----------     ----------
          Total shareholders'
            equity                                      1,516,155      1,413,591
                                                       ----------     ----------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                                 $2,478,218     $2,262,709
                                                       ==========     ==========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                                           QUARTER ENDED                     TWELVE MONTHS ENDED
                                                                              MARCH 31,                            MARCH 31,
                                                                    ----------------------------        ----------------------------
                                                                       2005              2004              2005              2004
                                                                    ----------        ----------        ----------        ----------
REVENUES:
  Software license fees                                             $   86,428        $  101,266        $  305,189        $  296,627
  Maintenance fees                                                     108,380           104,278           425,310           408,191
  Professional services fees                                           123,975           132,153           501,340           559,829
                                                                    ----------        ----------        ----------        ----------
       Total revenues                                                  318,783           337,697         1,231,839         1,264,647
                                                                    ----------        ----------        ----------        ----------

OPERATING EXPENSES:
  Cost of software license fees                                          6,004             8,251            27,293            31,579
  Cost of professional services                                        107,478           113,807           444,996           513,621
  Technology development and support                                    37,799            39,257           153,386           163,655
  Sales and marketing                                                   85,444            83,476           319,940           310,643
  Administrative and general                                            51,515            51,528           199,628           207,613
                                                                    ----------        ----------        ----------        ----------
       Total operating expenses                                        288,240           296,319         1,145,243         1,227,111
                                                                    ----------        ----------        ----------        ----------

INCOME FROM OPERATIONS                                                  30,543            41,378            86,596            37,536

OTHER INCOME                                                             6,576             5,735            19,629            18,481
                                                                    ----------        ----------        ----------        ----------

INCOME BEFORE INCOME TAXES                                              37,119            47,113           106,225            56,017

INCOME TAX PROVISION                                                    10,393            13,191            29,743             6,185
                                                                    ----------        ----------        ----------        ----------

NET INCOME                                                          $   26,726        $   33,922        $   76,482        $   49,832
                                                                    ==========        ==========        ==========        ==========

DILUTED EPS COMPUTATION
Numerator:  Net income                                              $   26,726        $   33,922        $   76,482        $   49,832
                                                                    ----------        ----------        ----------        ----------
Denominator:
  Weighted-average common shares outstanding                           387,389           384,422           386,701           382,630
  Dilutive effect of stock options                                       1,830             2,804             1,800             1,978
                                                                    ----------        ----------        ----------        ----------
  Total shares                                                         389,219           387,226           388,501           384,608
                                                                    ----------        ----------        ----------        ----------
Diluted EPS                                                         $     0.07        $     0.09        $     0.20        $     0.13
                                                                    ==========        ==========        ==========        ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                         TWELVE MONTHS ENDED
                                                              MARCH 31,
                                                     --------------------------
                                                       2005              2004
                                                     ---------        ---------
CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES:
  Net income                                         $  76,482        $  49,832
  Adjustments to reconcile net
    income to cash provided
    by operations:
    Depreciation and
      amortization                                      56,388           55,175
    Tax benefit from exercise
      of stock options                                     634              704
    Issuance of common stock
      to ESOP                                            4,872
    Acquisition tax benefits                             6,986            6,579
    Deferred income taxes                               27,731           30,571
    Other                                                3,189            3,774
    Net change in assets and
      liabilities, net of
      effects from
      acquisitions:
      Accounts receivable                              (32,614)         163,479
      Prepaid expenses and
        other current assets                            (2,307)          (1,404)
      Other assets                                       2,346            4,887
      Accounts payable and
        accrued expenses                               (25,110)          (8,085)
      Deferred revenue                                 122,316          (24,378)
      Income taxes                                       1,374          (23,014)
                                                     ---------        ---------
          Net cash provided by
            operating activities                       242,287          258,120
                                                     ---------        ---------

CASH FLOWS USED IN INVESTING
  ACTIVITIES:
  Purchase of:
    Businesses                                        (104,993)          (6,939)
    Property and equipment:
      Headquarters facility                            (10,738)         (65,240)
      Other                                            (17,964)          (9,358)
    Capitalized software                               (19,299)         (11,287)
  Investments:
    Proceeds                                           208,427          356,713
    Purchases                                         (267,740)        (404,048)
                                                     ---------        ---------
          Net cash used in
            investing activities                      (212,307)        (140,159)
                                                     ---------        ---------

CASH FLOWS PROVIDED BY
  FINANCING ACTIVITIES:
  Net proceeds from exercise
    of stock options                                     1,772            2,798
  Contribution to stock
    purchase plans                                       8,288            8,293
  Repurchase of common stock                              (996)
                                                     ---------        ---------
          Net cash provided by
            financing activities                        10,060           10,095
                                                     ---------        ---------

 EFFECT OF EXCHANGE RATE
   CHANGES ON CASH                                       2,731            7,394
                                                     ---------        ---------

NET INCREASE IN CASH AND
  CASH EQUIVALENTS                                      42,771          135,450

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                  454,916          319,466
                                                     ---------        ---------

CASH AND CASH EQUIVALENTS AT
  END OF PERIOD                                      $ 497,687        $ 454,916
                                                     =========        =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                                QUARTER ENDED
                                                          --------------------------                    QUARTER ENDED
                                                          MARCH 31,        MARCH 31,       YR - YR       DECEMBER 31,   QTR - QTR
                                                            2005             2004          % Change         2004         % Change
                                                          ---------        ---------       -------       ------------   ---------
License Fees:
  Distributed Product License Fees
    DevPartner                                            $  3,924         $  7,056         (44.4%)       $  4,157        (5.6%)
    QACenter and File-AID Client/Server                      6,530            9,317         (29.9%)          7,150        (8.7%)
    UNIFACE and Optimal                                      5,694            6,056          (6.0%)          5,080        12.1%
    Vantage                                                 14,850           13,614           9.1%          11,544        28.6%
    IT Governance                                            2,761               --           N/A            2,900        (4.8%)
                                                          --------         --------                       --------
  Total Distributed Product License Fees                    33,759           36,043          (6.3%)         30,831         9.5%
  Mainframe Product License Fees                            52,669           65,223         (19.2%)         68,165       (22.7%)
                                                          --------         --------                       --------
Total License Fees                                          86,428          101,266         (14.7%)         98,996       (12.7%)

Maintenance Fees                                           108,380          104,278           3.9%         108,658        (0.3%)
                                                          --------         --------                       --------
Total Products Revenue                                    $194,808         $205,544          (5.2%)       $207,654        (6.2%)
                                                          ========         ========                       ========

Total Mainframe Products Revenue                          $135,028         $151,114         (10.6%)       $151,885       (11.1%)
Total Distributed Products Revenue                        $ 59,780         $ 54,430           9.8%        $ 55,769         7.2%

Total Products Revenue by Geography
  North America                                           $100,881         $104,266          (3.2%)       $114,237       (11.7%)
  International                                           $ 93,927         $101,278          (7.3%)       $ 93,417         0.5%

Product Releases
  Mainframe                                                      4                5         (20.0%)              4         0.0%
  Distributed                                                   15               14           7.1%               9        66.7%

Total Costs of Software Products                          $129,247         $130,984          (1.3%)       $123,751         4.4%

Professional Services
  Professional Services Revenue                           $123,975         $132,153          (6.2%)       $122,881         0.9%
  Contribution Margin                                                                        13.3%            13.9%       14.0%
  Billable Headcount                                         3,856            4,233          (8.9%)          3,884        (0.7%)

Total Company Headcount                                      7,908            8,660          (8.7%)          8,109        (2.5%)